Capital, Reserves and Dividends	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital, Reserves and Dividends
32	CAPITAL, RESERVES AND DIVIDENDS

(a)	Share capital

Ordinary shares, issued and fully paid:

			Equivalent
	Number	HK$	RMB
	of shares	Million	Million
As of January 1 and December 31, 2017 and 2018	20,475,482,897	382,263	402,130

The holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at meetings of the Company. All ordinary shares rank equally with regard to the Company’s residual assets.

(b)	Dividends

(i)	Dividends attributable to the year:

	2018 Million	2017 Million	2016 Million
Ordinary interim dividend declared and paid of HK$1.826 (equivalent to approximately RMB1.540) (2017: HK$1.623 (equivalent to approximately RMB1.409); 2016: HK$1.489 (equivalent to approximately RMB1.273)) per share	32,870	28,211	26,227

Special dividend declared and paid of HK$3.200 (equivalent to approximately RMB2.777) per share in 2017	—	55,621	—

Ordinary final dividend proposed after the balance sheet date of HK$1.391 (equivalent to approximately RMB1.219) (2017: HK$1.582 (equivalent to approximately RMB1.322); 2016: HK$1.243 (equivalent to approximately RMB1.112)) per share	24,955	27,077	22,766

	57,825	110,909	48,993

The proposed ordinary final dividend, which is declared in Hong Kong dollar is translated into RMB with reference to the rate HK$1 = RMB0.8762, being the rate announced by the State Administration of Foreign Exchange in the PRC on December 28, 2018. As the ordinary final dividend was declared after the balance sheet date, such dividend is not recognized as liability as of December 31, 2018.

In accordance with the 2009 Notice and the PRC enterprise income tax law, the Company is required to withhold enterprise income tax equal to 10% of any dividend, when it is distributed to non-resident enterprise shareholders whose names appeared on the Company’s register of members, as of the record date for such dividend, and who were not individuals.

(ii)	Dividends attributable to the previous financial year, approved and paid during the year:

	2018	2017	2016
	Million	Million	Million
Ordinary final dividend in respect of the previous financial year, approved and paid during the year, of HK$1.582 (equivalent to approximately RMB1.322) (2017: HK$1.243 (equivalent to approximately RMB1.112); 2016: HK$1.196 (equivalent to approximately RMB1.002)) per share	27,060	22,204	20,764

(c)	Nature and purpose of reserves

(i)	Capital reserve

The capital reserve mainly comprises the following:

-	RMB295,665 million debit balance brought forward as a result of the elimination of goodwill arising on the acquisition of subsidiaries before January 1, 2001 against the capital reserve;

-	Share of other comprehensive income/(loss) of investments accounted for using the equity method;

-	The changes in fair value of financial assets at FVOCI, net of tax, until the financial assets are derecognized; and

-

The difference between the consideration and the aggregate carrying amounts of certain assets, businesses and related liabilities as well as its related employees in relation to the fixed-line telecommunications operations acquired from the controlling party under business combinations under common control.

(ii)	PRC statutory reserves

PRC statutory reserves mainly include statutory surplus reserve and discretionary surplus reserve.

In accordance with the Company Law of the PRC, domestic enterprises in Mainland China are required to transfer 10% of their profit after taxation, as determined under accounting principles generally accepted in the PRC (“PRC GAAP”), to the statutory surplus reserve until such reserve balance reaches 50% of the registered capital of relevant Mainland subsidiaries. Moreover, upon a resolution made by the shareholders, a certain percentage of domestic enterprises’ profit after taxation, as determined under PRC GAAP, is transferred to the discretionary surplus reserve. During the year, appropriations were made by such subsidiaries to the statutory surplus reserves and discretionary surplus reserves accordingly.

The statutory and discretionary surplus reserves can be used to reduce previous years’ losses, if any, and may be converted into paid-up capital, provided that the statutory reserve after such conversion is not less than 25% of the registered capital of relevant subsidiaries.

In accordance with relevant regulations issued by the Ministry of Finance of the PRC, a subsidiary of the Company, China Mobile Finance, is required to set aside a reserve through appropriations of profit after tax according to a certain ratio of the ending balance of its gross risk-bearing assets to cover potential losses against such assets.

(iii)	Exchange reserve

The exchange reserve comprises all currency translation differences arising from the translation of the financial statements of overseas entities. The reserve is dealt with in accordance with the accounting policies set out in note 2(x).

(d)	Capital management

The Group’s primary objectives of capital management are to maintain a reasonable capital structure and to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders. The Group actively and regularly reviews and manages its capital structure to stabilize the capital position and prevent operation risk. Meanwhile, the Group will maximize the shareholders’ return when having high level of borrowings and will make adjustment on the capital structure in accordance with the changes in economic conditions.

The Group monitors capital on the basis of total debt-to-book capitalization ratio. This ratio is calculated as total borrowings divided by book capitalization (equal to the total equity attributable to equity shareholders of the Company as shown in the consolidated balance sheets and total borrowings).

As of December 31, 2017 and 2018, the Group’s total debt-to-book capitalization ratio was nil.

Except China Mobile Finance is subject to certain capital requirements imposed by China Banking and Insurance Regulatory Commission, the Company and its subsidiaries are not subject to externally imposed capital requirements.